UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2024

Clean Vision Corporation

(Exact name of registrant as specified in its charter)

Nevada	024-11501	85-1449444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 N. Sepulveda Blvd. Suite 1051

Manhattan Beach, CA 90266

(Address of Principal Executive Offices) (Zip Code)

(424) 835-1845

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On August 23, 2024 (the “SPA Closing Date”), Clean Vision Corporation (the “Company”) closed on the transactions contemplated by that certain Securities Purchase Agreement (the “SPA”) with an accredited investor (the “Investor”), whereby the Company agreed to sell to Investor, and Investor agreed to purchase from the Company, 6,896,55 shares (the “Subscription Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for an aggregate purchase price equal to $100,000 or $0.0145 per share (the “Subscription Amount”). In connection with the SPA, the Company agreed to register the Subscription Shares for resale pursuant to a registration statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

Pursuant to the terms of the SPA, at any time beginning on the six (6) month anniversary of the SPA Closing Date and ending at such time that the Subscription Shares may be sold without the requirement for the Company to be in compliance with Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to other available remedies, the Company shall pay to the Investor an amount in cash equal to two percent (2.0%) of the aggregate Subscription Amount on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the date such Public Information Failure is cured. In the event the Company fails to make such payment in the manner provided for in the SPA, such payment to be made to the Investor will bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

The foregoing description of the terms and provisions of the SPA does not purport to be complete and is qualified in its entirety by reference to the form of SPA attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Form of Securities Purchase Agreement

*Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such annexes, schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN VISION CORPORATION

Date: August 29, 2024	By:	/s/ Daniel Bates
	Name:	Daniel Bates
	Title:	Chief Executive Officer